UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

EXACTUS, INC.
(Exact name of the registrant as specified in its charter

Nevada	000-55828	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (804) 205-5036

______________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement.

As disclosed in our Current Report on Form 8-K filed March 25, 2019, we previously entered into agreements for the acquisition of CannacareMD, LLC and Tierra Healthcare Concepts, LLC (the “Purchase Agreements”) from their members. The Purchase Agreements provided for the payment of $1.2 million in cash and up to $1.0 million in our Common Stock to the selling members and are subject to various closing conditions including termination of the Purchase Agreements if a closing date did not occur on or prior to April 15, 2019. We do not intend to close the acquisitions on or prior to the closing date and have been informed that the members do not intend to extend the time for closing of the transactions.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02   Unregistered Sales of Equity Securities.

Issuance of Additional Common Stock In Private Offering

As disclosed in our Current Reports on Form 8-K filed February 21, 2019, February 28, 2019, March 6, 2019, March 14, 2019, and April 1, 2019, we previously accepted subscriptions in connection with a private offering of our securities. On April 11, 2019 we accepted additional subscriptions in the total amount $612,040 and issued an additional 1,282,175 shares of our common stock, par value $0.0001 per share (the “Common Stock”) and terminated the offering under which we have accepted $4,087,309 of subscriptions (such amount includes $125,000 held in escrow pending closing). The offer and sale of our Common Stock was made solely to "Accredited Investors" as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). We engaged in no general solicitation or advertising with regard to the offering. Accordingly, the offer and sale of these shares was exempt under Rule 506 of Regulation D under the Securities Act.

Following the issuance of common stock as described above, our total issued and outstanding common stock will be 33,831,265 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: April 12, 2019	EXACTUS, INC. By: /s/ Philip J. Young Philip J. Young President and Chief Executive Officer